Investment and Advances in Account of Investment	12 Months Ended
Dec. 31, 2025
Investment and Advances in Account of Investment [Abstract]
Investment and advances in account of Investment

Note 7 - Investment and advances in account of Investment

On June 2023, the Company entered into a loan agreement with related parties, Mea Testing Systems Ltd (“Mea”) and its parent company, Motomova Inc. (“Motomova”), in which the Company lent Mea an amount of NIS 80,000 which bore an annual interest rate of 1% per month. On December 28, 2023, the original agreement was cancelled and the full amount was converted into 2,162,162 common shares of Motomova. The investment was recorded at cost as such security did not have a readily determinable fair value. During 2024, the Company was entitled to 302,322 additional shares and 948,827 options as a shareholder benefit.

As of December 31, 2025, the company recorded a provision for impairment for the entire amount.